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                                                                   EXHIBIT 10.12

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           WARRANT TO PURCHASE STOCK


Corporation:            SALON INTERNET, INC.
Number of Shares:       158,228
Class of Stock:         SERIES B PREFERRED STOCK
Initial Exercise Price: $   1.58
Issue Date:             JULY 31, 1998
Expiration Date:        JULY 31, 2003

     THIS WARRANT CERTIFIES THAT, for good and valuable consideration, AMERICA ONLINE INC. ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1.  EXERCISE.
            ---------

            1.1  Method of Exercise.  Holder may exercise this Warrant by
                 ------------------
delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

            1.2  Conversion Right.  In lieu of exercising this Warrant as
                 ----------------
specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

            1.3  No Rights as Shareholder.  This Warrant does not entitle Holder
                 ------------------------
to any voting rights as a shareholder of the Company prior to the exercise hereof.

            1.4  Fair Market Value. If the Shares are traded in a public market,
                 -----------------
the fair market value of the Shares shall be the closing price of the Shares on the Business Day prior to the date of measurement (or the closing price of the Company's stock into which the Shares are convertible) before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

            1.5  Delivery of Certificate and New Warrant.  Promptly after Holder
                 ---------------------------------------
exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares

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acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

            1.6  Replacement of Warrants.  On receipt of evidence reasonably
                 -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

            1.7  Repurchase on Sale, Merger, or Consolidation of the Company.
                 -----------------------------------------------------------

                 1.7.1     "Acquisition".  For the purpose of this Warrant,
                           -------------
"Acquisition" means any sale, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                 1.7.2     Assumption of Warrant. Upon the closing of any
                           ---------------------
Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. In the event successor entity does not agree to assume the obligations of this Warrant, then the Warrant shall terminate to the extent not exercised at the date of the Acquisition.

ARTICLE 2.  ADJUSTMENTS TO THE SHARES.
            -------------------------

            2.1  Stock Dividends, Splits, Etc. If the Company declares or pays a
                 ----------------------------
dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

            2.2  Reclassification, Exchange or Substitution.  Upon any
                 ------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

            2.3  Adjustments for Combinations, Etc. If the outstanding Shares
                 ---------------------------------
are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

            2.4  Adjustments for Diluting Issuances.  The number of shares of
                 ----------------------------------
common stock issuable upon conversion of the Shares shall be subject to adjustment, from time to time, in the manner set forth in the Company's Articles of Incorporation, as amended.

            2.5  No Impairment.  The Company shall not, by amendment of its
                 -------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

            2.6  Fractional Shares.  No fractional Shares shall be issuable upon
                 -----------------
exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

            2.7  Certificate as to Adjustments.  Upon each adjustment of the
                 -----------------------------
Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.       REPRESENTATIONS AND COVENANTS OF THE COMPANY.
                 -------------------------------------------

            3.1  Representations and Warranties.  The Company hereby represents
                 ------------------------------
and warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

            3.2  Registration Rights.  The common stock issued or issuable upon
                 -------------------
conversion of the Shares shall be deemed "Registrable Securities" under, and Holder shall become a party to, Section 1 ("Registration Rights") and Section 6 ("Miscellaneous") of that certain First Amended and Restated Rights Agreement dated November 28, 1997 among the Company and certain shareholders of the Company.

ARTICLE 4.       MISCELLANEOUS.
                 -------------

            4.1  Term.  This Warrant is exercisable, in whole or in part, at any
                 ----
time and from time to time on or before the Expiration Date set forth above.

            4.2  Legends.  This Warrant and the Shares (and the securities
                 -------
issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            4.3  Compliance with Securities Laws on Transfer; Right of First
                 -----------------------------------------------------------
Refusal.  This Warrant and the Shares issuable upon exercise this Warrant (and
-------
the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale. Holder further agrees that the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) will be transferred in accordance with the right of first refusal set forth in Exhibit A hereto.
                                                        ---------

            4.4  Transfer Procedure.  Subject to the provisions of Section 4.3,
                 ------------------
Holder may transfer all or part of this Warrant or Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant or Shares being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering the Warrant or Shares to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company shall have the right to refuse to transfer any portion of the Warrant or Shares to any person who directly or indirectly competes with the Company.

            4.5  Notices.  All notices and other communications from the Company
                 -------
to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

            4.6  Waiver.  This Warrant and any term hereof may be changed,
                 ------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            4.7  Attorneys Fees. In the event of any dispute between the parties
                 --------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

            4.8  Governing Law.  This Warrant shall be governed by and construed
                 -------------
in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                              "COMPANY"

                              SALON INTERNET, INC.


                              By: /s/ Michael O'Donnell
                                 --------------------------------------
                                    Michael O'Donnell, President

                                  APPENDIX 1


                              NOTICE OF EXERCISE
                              ------------------


     1. The undersigned hereby elects to purchase _____________ shares of the Common/Series B Preferred Stock of Salon Internet, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to _____________________ of the Shares covered by the Warrant.

     [Strike paragraph above that does not apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                          __________________________

                                    (Name)

                          __________________________

                          __________________________


                                   (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                            ___________________________________________________


                            (Signature)


____________________
     (Date)

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                                   EXHIBIT A

                            RIGHT OF FIRST REFUSAL

     Before any equity securities of the Company registered in the name of Holder may be sold or transferred (including transfer by operation of law) other than to a partner, shareholder, subsidiary, affiliate, family member, family trust or the estate of the Holder (provided that such permitted transferees shall agree, as a condition of the transfer, to be bound by the provisions of this right of first refusal), such shares shall first be offered to the Company in the following manner:

          Notice.  If the Holder intends to sell securities of the Company,
          ------
Holder shall first deliver a written notice ("Notice") to the Companystating (i) theHolder desires to sell or transfer such equity securities, (ii) the number of equity securities proposed to be sold or transferred, and (iii) the price and other terms of the proposed sale or transfer.

          Company Right.  Within ten business days after receipt of the Notice,
          -------------
the Company may elect to purchase all (but not less than all) of the equity securities to which the Notice refers, on the same terms and conditions specified in the Notice, by delivering to the Holder a written notice of such election. The Company may assign this right to any third party.

          Company Purchase.  In the event the Company elects to acquire all of
          ----------------
the equity securities pursuant to this right of first refusal, the Company and the Holder shall complete the sale and purchase of such equity securities shares within thirty days after the Company receives the Notice.

          Selling Party Right.  If all of the equity securities to which the
          -------------------
Notice refers are not elected to be purchased by the Company, the Holder may sell all such shares at the price and on the terms specified in the Notice, provided that (i) such sale or transfer is consummated within ninety days of the date of the Notice, and (ii) that prior to the transfer, the transferee of such equity securities agrees in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such securities subject to the provisions of this right of first refusal.

          Termination.  The rights and obligations of the Company and the Holder
          -----------
under this right of first refusal shall terminate upon the earlier to occur of (and not apply to the transfer of shares upon) (i) the closing of the Company's first firmly underwritten public offering registered under the Securities Act of 1933, or (ii) shareholder approval of any merger or consolidation of the Company with any other corporation in which more than 50% of the voting control of the Company is transferred to a party or parties not affiliated with the Company or any shareholder of the Company, provided that, if such merger or consolidation is not consummated, the rights and obligations of this right of first refusal shall be deemed restored and reinstated to full force and effect.